Exhibit 99.1
Energy Recovery Reports Record Q4 Revenue,
75% Annual Earnings Per Share Growth

SAN LEANDRO, Calif. - February 22, 2023 - Energy Recovery, Inc. (Nasdaq:ERII) (“Energy Recovery” or the “Company”) today announced its financial results for the fourth quarter ended December 31, 2022.

Fiscal Year 2022 Highlights
•Revenue growth of 21% over the prior year and within the November 2022 guidance.
•Achieved the highest revenue quarter in the company’s history during the fourth quarter of fiscal year 2022 of $42.3 million. Growth was driven by our core desalination business and industrial wastewater growth.
•Gross margin of 69.6%, up 100 basis points compared to the prior year, due to increased pricing and product mix.
•Operating expenditures grew 9% over the prior year, which included VorTeq-related costs and litigation expenses that comprised 3% of the growth.
•Net income of $24.0 million, a growth of 69% over the prior year, and adjusted EBITDA of $36.8 million, up 50% over the prior year. Profitability increased on the basis of increased gross margin and a reduction of operating expenditures as a percent of revenue, which in turn drove earnings per share up nearly 75% to $0.42.
•Operating cash flow for the year was 7% below 2021 largely due to the timing of customer collections for shipments that occurred late in the fourth quarter.

Robert Mao, Chairman, President and CEO, commented on the financial results: “Despite the macro-economic headwinds we are all experiencing globally, we achieved 21% annual revenue growth in 2022. Our core desalination business has never been stronger, and our new PX Q400 will help us maintain a competitive advantage in the coming years. Additionally, we exceeded our industrial wastewater 2022 guidance by nearly 30%, our annual operating income nearly doubled, and earnings per share grew 75%. All of these metrics show that our focus on thoughtful organic growth is having a real and positive impact on the business.”

Mr. Mao added, “In our CO2 refrigeration business, we are investing in additional resources to support the growth of this burgeoning business, including sales account managers for the U.S. and European markets, as well as field technicians. Our manufacturing partners are beginning to highlight our PX G1300 to their supermarket clients now that our PX technology has demonstrated its reliability and efficiency gains out in the field. We have received repeat orders for additional PX G1300 units to be deployed this year, and are in discussions with some partners for regional distribution agreements. We are confident that our clear and disciplined growth strategy is moving us to where we need to be in this high-quality and opportunity-rich market, which we believe will create significant value for our shareholders.”

Financial Highlights

	Quarter-to-Date			Year-to-Date
	Q4 2022	Q4 2021	vs. Q4 2021	2022	2021	2022 vs. 2021
	(In millions, except net income per share, percentages and basis points)
Revenue	$42.3	$33.6	up 26%	$125.6	$103.9	up 21%
Gross margin	70.7%	68.9%	up 180 bps	69.6%	68.6%	up 100 bps
Operating margin	34.5%	17.8%	up 1670 bps	19.8%	13.3%	up 650 bps
Net income	$13.7	$5.3	up 161%	$24.0	$14.3	up 69%
Net income per share	$0.24	$0.09	up 167%	$0.42	$0.24	up 75%
Effective tax rate	10.7%	12.1%		7.8%	(1.9%)
Cash provided by operations	$6.4	$6.2		$12.6	$13.5
Cash and investments				$92.9	$108.0

Non-GAAP Financial Highlights

	Quarter-to-Date			Year-to-Date
	Q4'2022	Q4'2021	vs. Q4'2021	2022	2021	2022 vs. 2021
	(In millions, except net income per share, percentages and basis points)
Adjusted operating margin	37.9%	22.8%	up 1510 bps	26.2%	19.3%	up 690 bps
Adjusted net income	$14.7	$6.4	up 130%	$30.5	$17.6	up 73%
Adjusted net income per share	$0.26	$0.11	up 136%	$0.54	$0.31	up 74%
Adjusted effective tax rate	12.2%	16.0%		10.6%	12.9%
Adjusted EBITDA	$17.0	$9.1	up 87%	$36.8	$24.6	up 50%
Free cash flow	$5.1	$4.4	up 15%	$8.4	$6.8	up 23%

(1)Refer to the sections “Use of Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” for definition of adjustment to GAAP presentation.

Forward-Looking Statements
Certain matters discussed in this press release and on the conference call are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expectations on full year revenue and gross margin guidance; our belief that the Company’s core desalination business has never been stronger; the timing of any new hires to support our CO2 business; the timing of any CO2 deployments; our ability to finalize and enter into any regional distribution agreements; and our belief that the Company’s CO2 business will create significant value for our shareholders. These forward-looking statements are based on information currently available to us and on management’s beliefs, assumptions, estimates, or projections and are not guarantees of future events or results. Potential risks and uncertainties include any other factors that may have been discussed herein regarding the risks and uncertainties of the Company’s business, and the risks discussed under “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, as well as other reports filed by the Company with the SEC from time to time. Because such forward-looking statements involve risks and uncertainties, the Company’s actual results may differ materially from the predictions in these forward-looking statements. All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements.

Use of Non-GAAP Financial Measures
This press release includes certain non-GAAP financial measures, including adjusted gross margin, adjusted operating margin, adjusted net income, adjusted net income per share, adjusted effective tax rate, adjusted EBITDA and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions, and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Notes to the Fourth Quarter and Year to Date 2022 Financial Results
•Adjusted operating expense is a non-GAAP financial measure that the Company defines as operating expense which excludes non-core operational costs, such as VorTeq-related severance costs, litigation charges and accelerated depreciation.
•Adjusted operating margin is a non-GAAP financial measure that the Company defines as income from operations which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs, litigation charges and accelerated depreciation, divided by revenues.
•Adjusted net income is a non-GAAP financial measure that the Company defines as net income which excludes i) share-based compensation; ii) non-core operational costs, such as VorTeq-related severance costs, litigation charges and accelerated depreciation; and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item.
•Adjusted net income per share is a non-GAAP financial measure that the Company defines as net income, which excludes i) share-based compensation; and ii) non-core operational costs, such as VorTeq-related severance costs, litigation charges and accelerated depreciation, and iii) the applicable tax effect of the excluded items including the share-based compensation discrete tax item, divided by basic shares outstanding.
•Adjusted effective tax rate reflects adjustments for share-based compensation discrete tax item, share-based compensation, severance costs, litigation charges and accelerated depreciation.
•Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income which excludes i) depreciation and amortization; ii) share-based compensation; iii) non-core operational costs, such as VorTeq-related severance costs and litigation charges; iv) other income, net, such as interest income and other non-operating income (expense), net; and v) provision for (benefit from) income taxes.
•Free cash flow is a non-GAAP financial measure that the Company defines as net cash provided by operating activities less capital expenditures.

Conference Call to Discuss Fourth Quarter and Year to Date 2022 Financial Results
LIVE CONFERENCE CALL:
Wednesday, February 22, 2023, 2:00 PM PT / 5:00 PM ET
Listen-only, US / Canada Toll-Free: +1 (877) 709-8150
Listen-only, Local / International Toll: +1 (201) 689-8354

CONFERENCE CALL REPLAY:
Expiration: Wednesday, March 22, 2023
US / Canada Toll-Free: +1 (877) 660-6853
Local / International Toll: +1 (201) 612-7415
Access code: 13735467

Investors may access the live call and the replay (approximately three hours after the live call concludes) over the internet at:
ir.energyrecovery.com/websites/energyrecover/English/2200/calendar.html

Disclosure Information
Energy Recovery uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Energy Recovery’s investor relations website in addition to following Energy Recovery’s press releases, SEC filings, and public conference calls and webcasts.

About Energy Recovery
Energy Recovery, Inc., creates technologies that solve complex challenges for commercial and industrial fluid-flow markets worldwide. Building on an innovative pressure exchanger technology platform, they design and manufacture solutions that make commercial and industrial processes more efficient and sustainable. What began as a game-changing invention for desalination has grown into a global business accelerating the environmental sustainability of customers’ operations in multiple industries. Headquartered in the San Francisco Bay Area, Energy Recovery has manufacturing and research and development facilities across California and Texas with sales and on-site technical support available globally. To learn more, visit https://energyrecovery.com/.

Contact
Investor Relations
ir@energyrecovery.com
+1 (281) 962-8105

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	2022	2021
	(In thousands)
ASSETS
Cash, cash equivalents and investments	$92,891	$107,988
Accounts receivable and contract assets	35,782	21,108
Inventories, net	28,366	20,383
Prepaid expenses and other assets	3,886	4,582
Property, equipment and operating leases	32,695	35,014
Goodwill and other intangible assets	12,790	12,827
Deferred tax assets and other assets	10,629	11,788
TOTAL ASSETS	$217,039	$213,690

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$15,507	$14,903
Contract liabilities and other liabilities, non-current	1,316	3,565
Lease liabilities	14,878	16,443
Total liabilities	31,701	34,911

Stockholders’ equity	185,338	178,779
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$217,039	$213,690

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
	(In thousands, except per share data)
Product revenue	$42,291	$33,576	$125,591	$103,904
Cost of product revenue	12,400	10,419	38,235	32,670
Gross profit	29,891	23,157	87,356	71,234

Operating expenses
General and administrative	7,186	6,533	28,341	25,174
Sales and marketing	4,361	3,924	16,277	12,160
Research and development	3,739	6,727	17,909	20,069
Total operating expenses	15,286	17,184	62,527	57,403
Income from operations	14,605	5,973	24,829	13,831
Other income, net	765	15	1,242	173
Income before income taxes	15,370	5,988	26,071	14,004
Provision for (benefit from) income taxes	1,645	725	2,022	(265)
Net income	$13,725	$5,263	$24,049	$14,269

Net income per share
Basic	$0.25	$0.09	$0.43	$0.25
Diluted	$0.24	$0.09	$0.42	$0.24

Number of shares used in per share calculations
Basic	56,014	56,818	56,221	56,993
Diluted	57,433	58,502	57,641	58,723

ENERGY RECOVERY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Years Ended December 31,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net income	$24,049	$14,269
Non-cash adjustments	14,447	13,126
Net cash used in operating assets and liabilities	(25,865)	(13,869)
Net cash provided by operating activities	12,631	13,526

Cash flows from investing activities:
Net investment in marketable securities	(3,816)	(13,884)
Capital expenditures, net	(3,130)	(6,679)
Net cash used in investing activities	(6,946)	(20,563)

Cash flows from financing activities:
Net proceeds from issuance of common stock	2,986	10,554
Repurchase of common stock	(26,654)	(23,346)
Net cash used in financing activities	(23,668)	(12,792)

Effect of exchange rate differences	(20)	(68)
Net change in cash, cash equivalents and restricted cash	$(18,003)	$(19,897)
Cash, cash equivalents and restricted cash, end of year	$56,458	$74,461

ENERGY RECOVERY, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(Unaudited)

Channel Revenue

	Three Months Ended December 31,			Years Ended December 31,
	2022	2021	vs. 2021	2022	2021	vs. 2021
	(In thousands, except percentages)
Megaproject	$30,631	$25,084	up 22%	$81,888	$75,391	up 9%
Original equipment manufacturer	7,466	5,695	up 31%	28,858	17,604	up 64%
Aftermarket	4,194	2,797	up 50%	14,845	10,909	up 36%
Total Revenues	$42,291	$33,576	up 26%	$125,591	$103,904	up 21%

Segment Activity

	Three Months Ended December 31, 2022				Three Months Ended December 31, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Product revenue	$42,237	$54	$—	$42,291	$33,576	$—	$—	$33,576
Product cost of revenue	12,341	59	—	12,400	10,419	—	—	10,419
Gross profit (loss)	29,896	(5)	—	29,891	23,157	—	—	23,157

Operating expenses
General and administrative	2,027	964	4,195	7,186	1,565	1,308	3,660	6,533
Sales and marketing	2,868	927	566	4,361	3,024	202	698	3,924
Research and development	992	2,747	—	3,739	731	5,996	—	6,727
Total operating expenses	5,887	4,638	4,761	15,286	5,320	7,506	4,358	17,184
Operating income (loss)	$24,009	$(4,643)	$(4,761)	$14,605	$17,837	$(7,506)	$(4,358)	$5,973

	Year Ended December 31, 2022				Year Ended December 31, 2021
	Water	Emerging Technologies	Corporate	Total	Water	Emerging Technologies	Corporate	Total
	(In thousands)
Product revenue	$125,428	$163	$—	$125,591	$103,851	$53	$—	$103,904
Product cost of revenue	38,158	77	—	38,235	32,670	—	—	32,670
Gross profit	87,270	86	—	87,356	71,181	53	—	71,234

Operating expenses
General and administrative	6,936	4,104	17,301	28,341	6,342	5,162	13,670	25,174
Sales and marketing	11,065	3,047	2,165	16,277	9,559	937	1,664	12,160
Research and development	4,151	13,758	—	17,909	2,589	17,480	—	20,069
Total operating expenses	22,152	20,909	19,466	62,527	18,490	23,579	15,334	57,403
Operating income (loss)	$65,118	$(20,823)	$(19,466)	$24,829	$52,691	$(23,526)	$(15,334)	$13,831

Share-based Compensation

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
	(In thousands)
Stock-based compensation expense charged to:
Cost of revenue	$136	$100	$506	$414
General and administrative	701	682	3,436	2,917
Sales and marketing	360	435	1,592	1,483
Research and development	210	263	977	1,242
Total stock-based compensation expense	$1,407	$1,480	$6,511	$6,056

ENERGY RECOVERY, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (1)
(Unaudited)

This press release includes certain non-GAAP financial information because we plan and manage our business using such information. The following table reconciles the GAAP financial information to the non-GAAP financial information.

	Quarter-to-Date		Year-to-Date
	Q4'2022	Q4'2021	2022	2021
	(In millions, except shares, per share and percentages)
Operating expense	$15.3	$17.2	$62.5	$57.4
Severance	—	(0.2)	(0.3)	(0.2)
Accelerated depreciation	—	—	(0.9)	—
Litigation charges	—	—	(0.4)	—
Adjusted operating expense	$15.3	$17.0	$60.9	$57.2

Operating margin	34.5%	17.8%	19.8%	13.3%
Share-based compensation	3.3%	4.4%	5.2%	5.8%
Severance	—%	0.6%	0.2%	0.2%
Accelerated depreciation	—%	—%	0.7%	—%
Litigation charges	—%	—%	0.3%	—%
Adjusted operating margin	37.9%	22.8%	26.2%	19.3%

Net income	$13.7	$5.3	$24.0	$14.3
Share-based compensation (2)	1.4	1.5	6.5	6.1
Severance (2)	—	0.2	0.3	0.2
Accelerated depreciation (2)	—	—	0.7	—
Litigation charges (2)	—	—	0.4	—
Share-based compensation discrete tax item	(0.4)	(0.5)	(1.4)	(2.9)
Adjusted net income	$14.7	$6.4	$30.5	$17.6

Net income per share	$0.24	$0.09	$0.42	$0.24
Adjustments to net income per share (3)	0.02	0.02	0.12	0.07
Adjusted net income per share	$0.26	$0.11	$0.54	$0.31

Effective tax rate	10.7%	12.1%	7.8%	(1.9%)
Adjustments to effective tax rate (3)	1.5%	3.9%	2.9%	14.8%
Adjusted effective tax rate	12.2%	16.0%	10.6%	12.9%

Net income	$13.7	$5.3	$24.0	$14.3
Share-based compensation	1.4	1.5	6.5	6.1
Severance	—	0.2	0.3	0.2
Depreciation and amortization	1.0	1.4	4.8	4.5
Litigation charges	—	—	0.4	—
Other income, net	(0.8)	—	(1.2)	(0.2)
Provision for (benefit from) income taxes	1.6	0.7	2.0	(0.3)
Adjusted EBITDA	$17.0	$9.1	$36.8	$24.6

Free cash flow
Net cash provided by operating activities	$6.4	$6.2	$12.6	$13.5
Capital expenditures	(1.2)	(1.8)	(4.2)	(6.7)
Free cash flow	$5.1	$4.4	$8.4	$6.8

(1)Amounts may not total due to rounding.
(2)Amount presented are net of tax.
(3)Refer to the sections “Use of Non-GAAP Financial Measures” for description of items included in adjustments.